2 Ingrid Road
 Setauket, NY 11733-2218
Tel:  631-458-1120
Fax:  718-972-6196

November 21, 2007

Mark P. Shuman, ESQ.
Branch Chief- Legal
Securities & Exchange Commission
Division of Corporate Finance
100 F Street N.E.
Washington, D.C. 20549

RE: VGTel, Inc.
File # 333-134408

Dear Mr. Shuman:

As per our phone conversation, please note we amended our SB-2 to include the six month interim period from April 1, 2007 and 2006,  to September 30, 2007 and 2006.

Amended financials and Notes begin on Page F-10.

We also amended the Summary of Financial Data, page 6 as follows:

We are a Development Stage Company.   From July 27, 2004, the date of inception of VGTel, Inc. (formerly NYN International LLC, the accounting acquirer) we have generated minimal earnings from operations.  As of twelve month period ending March 31, 2007, and 2006  and six  month interim period ending  September  30,  2007 and 2006 our financial data is as follows:

Summary of Financial Data

Statement of Operations

Statement of Operations:	Fiscal Year Ended		Six Month Ended		Accumulated From
	March 31,		September 30,		Inception July 2004
	2007	2006	2007	2006	September 30, 2007

Revenues	$19,386	$6,321	$7,683	$7,944	$33,390
Net Income (Loss)	$(99,595)	$(56,426)	$(37,441)	$(20,902)	$(193,462)
Net Income (Loss) per Share	$(0.02)	$(0.05)	$(0.00)	$(0.00)

Balance Sheet

Balance Sheet	September 30 2007	March 31, 2007

Total Current Assets	$8,625	$10,683
Total Current Liabilities	$35,437	$30,954
Shareholders Equity	(7,962)	1,479

We also amended the following:

Results of Operations:  Page 19

For the Six Month period Ended  September 30, 2007 and September 30, 2006.

Revenues:

For the Six Month period Ended  September 30, 2007 and September 30, 2006.

Revenues:

Revenues during the six months ended  September  30, 2007 was $7,683 compared to $7,944 for the corresponding period ending September  30, 2006.   Revenues decreased as a result of  a decrease in demand by our only client Platin, who is a related party.

Expenses:

Total operating expenses for the six months period ended  September  30, 2007 was $45,124 as compared to $28,845 for the six  month period ending September 30, 2006.   The increase  in expenses is  due to the increase in officers compensation and rent which amounted to $14,000 for the three month period ending September 30, 2007 as compared to officers compensation amounting to $6,250 for the three month period ending September 30, 2006, an increase of $7,760 during the September  2007 period.    Additionally, the decrease in revenue and increase in expenses for the six month period  ending September 30, 2007  resulted from the fact that during this period, in the course of testing of our GMG System by Platin's clients, we found more problems than expected which resulted in down time,  while we were  fixing  bugs and changing  system logics which appeared to be unfit for the increasing demands of the customer.  This effort has slowed down our revenues  but improved our product as positive changes were made to our GMG System from feedback we received from Platin's clients.  Our post development expense during the six month period ending September  30, 2007  was $5,500 compared to $3,000 for the six  month  period ending September  30, 2006.

Pre-Technological Feasibility	Twelve Month Period Ending 3-31-2006	Expensed	$37,500
Development of Product	Twelve Month Period Ending 3-31-2006	Capitalized	$29,000
Pre-Technological Feasability (Brain & Power Ltd.) $10,000 Post Operational Development (Kanaga) $13,500	Twelve Month Period Ending 3-31-07	Expensed	$23,500
Post Operational Development Kanaga	Six Month Period Ending September 30, 2007	Expensed	$5,500

Liquidity and Capital Resources:   Page 19

Liquidity and Capital Resources:

As of  September 30, 2007  the Company had  $7,274 in cash, compared to $ 6,571 as of September 30, 2006.

Net cash used by operating activities for the six month period ended September 30, 2007  was $95 as compared to $6,045  for the six month period ending September 30, 2006.

Net cash provided by investing activities during the six month period ending  September 30, 2007 was $0 compared to ($20, 500) for the previous six month period ended September 30, 2006.

Net cash provided by financing activities for the six  month period ended  September 30, 2007 was  $0 as compared to $14,100 for  the  corresponding period ending September 30, 2006.  Of this amount,  $4,100 was provided by the officer pursuant the credit facility provided by Ron Kallus, the Company Chief Executive Officer and Principal shareholder to a maximum of $20,000 which may be drawn down anytime from March 1, 2006 until May 18, 2007. This unsecured facility is payable May 18, 2007 and bears an interest rate of prime plus one (1) calculated on an annual basis payable annually in arrears with first payment due March 1, 2007 and second payment due May 18, 2007, unless extended by mutual consent of the parties.  On July 18, 2006, Mr. Kallus executed an amendment to the March 1, 2006 credit facility increasing the total amount of the credit facility from $20,000 to $50,000 and extending payable date from May 18, 2007 to December 31, 2007 with the first interest payment due July 1, 2007 and second payment due December 31, 2007,  During the period ending March 31, 2007,  Mr. Kallus advanced $12,100 compared to $4,223 in the corresponding period ending March 31, 2006 for an aggregate of $16,323 from inception.     On May 22, 2007 in a second   addendum to the Loan Agreement  was signed between Mr. Kallus and the Company waiving all interest  payments for  loan facility,  retroactively from the  March 1, 2006  and declaring the loan facility as interest free.  The Officer had previously forgiven his right to the interest for the March 31, 2006 loan thus no interest has been charged or accrued.   In the fiscal year ended March 31, 2006, Mr. Kallus advanced the sum of $4,233 pursuant to this credit facility.  As of March 31, 2007 Mr. Kallus advanced an additional $  12,090 for an aggregate of $16,323.  The Officer has forgiven his right to the interest for the March 31, 2006 loan thus  no interest has been charged or accrued.  No funds have been advanced by Mr. Kallus during the six month ending September 30, 2007.

I will call you within a week to confirm that there are no further comments at which time we will resend our acceleration request.   Please do not hesitate to phone me in the interim, should you seek additional changes.

To expedite our response to any further written comments,  I respectfully request that you fax your comment letter or clearance to 718-972-6196.

Sincerely,

/s/Ron Kallus
CEO